Exhibit 13(b)

Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

TRANSAMERICA ETF TRUST

FOR THE PERIOD ENDED JUNE 30, 2021

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica ETF Trust (the “Trust”) on Form N-CSR for the period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his or her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Marijn P. Smit	Date:	September 2, 2021
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Vincent J. Toner	Date:	September 2, 2021
Vincent J. Toner
Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.